UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 11, 2013

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

In connection with the commencement of a “continuous equity” offering under which CMS Energy Corporation (“CMS Energy”) may sell CMS common stock (the “Shares”) having an aggregate sales price of up to $50,000,000 from time to time in “at the market” offerings (the “Offering”), CMS Energy filed today with the Securities and Exchange Commission (the “SEC”) a prospectus supplement dated April 11, 2013 (the “Prospectus Supplement”). CMS Energy may sell the Shares in amounts and at times to be determined by CMS Energy from time to time, but has no obligation to sell any of the Shares in the Offering. Actual sales will depend on a variety of factors to be determined by CMS Energy from time to time, including (among others) market conditions, the trading price of CMS Energy’s common stock and determinations by CMS Energy of the appropriate sources of funding for CMS Energy.

The Offering will occur pursuant to an equity distribution agreement (the “Agreement”) entered into by CMS Energy and Wells Fargo Securities, LLC, as agent for the offer and sale of the Shares (the “Agent”). The Agreement provides that CMS Energy may offer and sell from time to time pursuant to the Agreement Shares having an aggregate sales price of up to $50,000,000 through the Agent. The Agreement provides that the Agent will be entitled to compensation as provided under the terms of the Agreement. Under the Agreement, CMS Energy may also sell Shares to the Agent for its own account.

Sales of the Shares, if any, under the Agreement may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange, as well as in negotiated or other transactions described in the Prospectus Supplement. CMS Energy has no obligation to sell any of the Shares in the Offering, and may at any time suspend solicitation and offers under the Agreement or terminate the Agreement.

The Shares will be issued pursuant to the Prospectus Supplement and CMS Energy’s automatic shelf registration statement on Form S-3 (File No. 333-174906) filed on June 15, 2011, with the SEC (the “Registration Statement”). This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the provisions of the Agreement which is attached hereto as Exhibit 1.1 and incorporated by reference herein.

This Current Report on Form 8-K is being filed to file certain documents in connection with the Offering as exhibits to the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1 Equity Distribution Agreement, dated April 11, 2013, by and among CMS Energy and Wells Fargo Securities, LLC

5.1 Opinion of Shelley J. Ruckman, Esq., Assistant General Counsel of CMS Energy, dated April 11, 2013, regarding the legality of the Shares

23.1 Consent of Shelley J. Ruckman, Esq. (included in Exhibit 5.1)

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy Corporation’s (“CMS Energy”) Form 10-K for the Year Ended December 31, 2012. CMS Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s results to differ materially from those anticipated in such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: April 11, 2013	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

1.1	Equity Distribution Agreement, dated April 11, 2013, by and among CMS Energy and Wells Fargo Securities, LLC

5.1	Opinion of Shelley J. Ruckman, Esq., Assistant General Counsel of CMS Energy, dated April 11, 2013, regarding the legality of the Shares

23.1	Consent of Shelley J. Ruckman, Esq. (included in Exhibit 5.1)